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EXHIBIT 10.34

                    AMENDMENT TO NOTE AND SECURITY AGREEMENT
                    ----------------------------------------

          THIS AMENDMENT TO NOTE AND SECURITY AGREEMENT (this "Agreement") made as of this 28th day of May, 1997 between RF POWER PRODUCTS, INC., a New Jersey corporation (the "Borrower"), and MELLON BANK, N.A., a national banking association (the "Bank").


                             W I T N E S S E T H :


          WHEREAS, the Borrower is the maker of a certain Note and Security Agreement to the Bank in the original principal amount of Five Hundred Thousand Dollars ($500,000.00) dated February 27, 1997 (the "Note") (capitalized terms used herein but not defined in this Agreement shall have the meaning ascribed to them in the Note);

          WHEREAS, the Note reflects a portion of the principal once outstanding under the Note and Security Agreement dated as of May 24, 1996 from the Borrower in favor of the Bank (the "Original Note"), which principal the Borrower elected to amortize pursuant to the term-out option available in connection with the Original Note;

          WHEREAS, the Borrower has requested that the Bank further amend certain provisions of the Original Note and the Note in order to elect the term-out of an additional $500,000; and

          WHEREAS, the Bank is willing to grant such request, subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises contained herein, the Borrower and the Bank hereby covenant and agree as follows:

          1.  Amendments.  Upon the execution and delivery of this Agreement by
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the Borrower and the Bank, the Note shall be amended as follows:

          (a) The Note shall be amended to reflect that notwithstanding any provision in the Note to the contrary, the maximum principal amount of the Note has been increased to $1,000,000. Wherever the figure $500,000 shall appear in the Note, it shall be replaced with the figure $1,000,000.

          (b) Section 1 to the Supplement to Promissory Note and Security Agreement (the "Supplement") is deleted in its entirety and replaced with the following:
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              2(a)  Restatement/Reaffirmation.  This Note evidences $1,000,000
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     of the principal balance of that certain Note and Security Agreement dated as of May 24, 1996 in the original principal amount of $4,000,000 from Undersigned to Bank (the "Original Note") in accordance with the term-out option set forth in Paragraph 3 of the Supplement to Note and Security Agreement annexed to and made a part of the Original Note. This Note does not extinguish the Undersigned's obligation to repay the indebtedness evidenced by, or the security interest granted by, the Original Note. Instead, this Note represents a portion of the obligation to repay the Original Note. The Undersigned further acknowledges and confirms its grant to Bank of a continuing first priority security interest in the Undersigned's equipment, inventory and accounts in order to secure the portion of the Original Note payable hereunder.

          (c) Section 3 to the Supplement is deleted in its entirety and replaced with the following:

               Payment-Principal.  Principal shall be payable in forty-seven
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     (47) equal consecutive monthly installments of $20,833.33 each.  The initial principal installment will be due and payable on July 1, 1998 and thereafter on the first day of each month. There shall be a final forty-eighth payment of all remaining unamortized principal on the MATURITY DATE.

          2.  Representations and Warranties.  The Borrower hereby represents
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and warrants to the Bank that the Borrower is not in default under the Note, the
Credit Agreement or any other document executed in connection therewith.

          3.  Other Terms Confirmed.  All other terms and conditions of the
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Note, including, without limitation, the supplements annexed thereto and made a part thereof, are hereby confirmed and shall remain in full force and effect without modification. From and after the effectiveness of the amendments set forth in Section 1 hereof, all references in any document or instrument to the Note shall mean the Note as amended by this Agreement.

          4.  No New Indebtedness.  The Borrower specifically acknowledges and
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agrees that neither this Agreement nor the New Note shall represent in any way the extension of any new credit by the Bank to the Borrower, or the satisfaction of any indebtedness evidenced by the Credit Agreement or the Note as amended hereby.

          5.  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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          6.  Headings.  The descriptive headings which are used in this
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Agreement are for convenience only and shall not affect the meaning of any provision of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

Attest:                             RF POWER PRODUCTS, INC.



    /s/ Paul S. Zaun                   /s/ Domenic N. Golato
--------------------------          -----------------------------
Name:                               By:  Domenic N. Golato
Title:                                   Chief Financial Officer

[Corporate Seal]

                                    MELLON BANK, N.A.



                                    By:   /s/ Anthony W. LaMarca
                                       -------------------------
                                       Anthony W. LaMarca
                                       Vice President

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